[NAHC Letterhead]

April 8, 2005

Dan R. Carmichael
President and Chief Executive Officer
The Ohio Casualty Insurance Company
Ohio Casualty of New Jersey, Inc.
9450 Seward Road
Fairfield, OH 45014

     Re: Amendment to Letter Agreement

Dear Mr. Carmichael:

          Reference is hereby made to the letter agreement (the “Letter Agreement”), dated as of July 10, 2004, by and among National Atlantic Holdings Corporation (“NAHC”), Proformance Insurance Company (“Proformance”), The Ohio Casualty Insurance Company (“OCIC”) and Ohio Casualty of New Jersey, Inc. (“OCNJ”). Defined terms used herein shall have the meanings ascribed thereto in the Letter Agreement.

          NAHC, Proformance, OCIC and OCNJ amended the Letter Agreement on December 7, 2004 to extend the termination date set forth in paragraph 10 thereof to March 31, 2005.

          NAHC, Proformance, OCIC and OCNJ hereby agree that the termination date set forth in paragraph 10 of the Letter Agreement shall be further extended until May 31, 2005.

          Except as set forth herein, the Letter Agreement remains unamended and in full force and effect.

          Please indicate that you acknowledge and agree to the foregoing by signing in the space provided below and returning a signed copy of this letter to the undersigned.

Very truly yours, NATIONAL ATLANTIC HOLDINGS CORPORATION PROFORMANCE INSURANCE COMPANY
By:	/s/ James V. Gorman
	Name:	James V. Gorman
	Title:	Chairman and Chief Executive Officer

Acknowledged and Agreed to by: THE OHIO CASUALTY INSURANCE COMPANY OHIO CASUALTY OF NEW JERSEY, INC.
By:	/s/ Dan R. Carmichael
	Name:	Dan R. Carmichael
	Title:	President and Chief Executive Officer

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